UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2004

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

California	000-50050	52-2380548
(State of Incorporation)	(Commission file number)	(IRS Employer Identification No)

3435 Wilshire Boulevard,

Suite 700, Los Angeles,

California 90010

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (213) 251-2222

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Center Financial Corporation

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Item 7:	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release concerning earnings for March 31, 2004 calendar quarter.

Item 9:	Regulation FD Disclosure

On April 21, 2004 Center Financial Corporation issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended March 31, 2004. This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

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Center Financial Corporation

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SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: April 22, 2004	/s/ Yong Hwa Kim
Center Financial Corporation Yong Hwa Kim Senior Vice President & Chief Financial Officer

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Center Financial Corporation

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release concerning results of operations and financial conditions as of and for the calendar quarter ended March 31, 2004	4

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